Exhibit (12)

Forms of opinion of Dechert regarding tax matters.

FORM OF OPINION

[    , 2009]

Board of Trustees

The Kensington Funds

Kensington Global Infrastructure Fund

4 Orinda Way, Suite 200C

Orinda, California 94563

Board of Trustees

Forward Funds

Forward Global Infrastructure Fund

433 California Street, 11th Floor

San Francisco, California 94104

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Kensington Global Infrastructure Fund (the “Acquired Fund”), a separate series of The Kensington Funds, a Delaware statutory trust (the “Kensington Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to the Forward Global Infrastructure Fund (the “Acquiring Fund”), a separate series of Forward Funds, a Delaware statutory trust (the “Forward Trust”), in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as of [            , 2009] and executed by the Kensington Trust on behalf of Acquired Fund and by the Forward Trust on behalf of Acquiring Fund.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Forward Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Kensington Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan referred to above.

Based upon the foregoing, it is our opinion that:

1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.	Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

4.	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

8.	The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

FORM OF OPINION

[    , 2009]

Board of Trustees

The Kensington Funds

Kensington Strategic Realty Fund

4 Orinda Way, Suite 200C

Orinda, California 94563

Board of Trustees

Forward Funds

Forward Strategic Realty Fund

433 California Street, 11th Floor

San Francisco, California 94104

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Kensington Strategic Realty Fund (the “Acquired Fund”), a separate series of The Kensington Funds, a Delaware statutory trust (the “Kensington Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to the Forward Strategic Realty Fund (the “Acquiring Fund”), a separate series of Forward Funds, a Delaware statutory trust (the “Forward Trust”), in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as of [            , 2009] and executed by the Kensington Trust on behalf of Acquired Fund and by the Forward Trust on behalf of Acquiring Fund.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Forward Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Kensington Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan referred to above.

Based upon the foregoing, it is our opinion that:

1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.	Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

4.	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

8.	The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

FORM OF OPINION

[     , 2009]

Board of Trustees

The Kensington Funds

Kensington International Real Estate Fund

4 Orinda Way, Suite 200C

Orinda, California 94563

Board of Trustees

Forward Funds

Forward International Real Estate Fund

433 California Street, 11th Floor

San Francisco, California 94104

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Kensington International Real Estate Fund (the “Acquired Fund”), a separate series of The Kensington Funds, a Delaware statutory trust (the “Kensington Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to the Forward International Real Estate Fund (the “Acquiring Fund”), a separate series of Forward Funds, a Delaware statutory trust (the “Forward Trust”), in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as of [ , 2009] and executed by the Kensington Trust on behalf of Acquired Fund and by the Forward Trust on behalf of Acquiring Fund.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Forward Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Kensington Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan referred to above.

Based upon the foregoing, it is our opinion that:

1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.	Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

4.	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

8.	The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

FORM OF OPINION

[     , 2009]

Board of Trustees

The Kensington Funds

Kensington Real Estate Securities Fund

4 Orinda Way, Suite 200C

Orinda, California 94563

Board of Trustees

Forward Funds

Forward Real Estate Fund

433 California Street, 11th Floor

San Francisco, California 94104

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Kensington Real Estate Securities Fund (the “Acquired Fund”), a separate series of The Kensington Funds, a Delaware statutory trust (the “Kensington Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to the Forward Real Estate Fund (the “Acquiring Fund”), a separate series of Forward Funds, a Delaware statutory trust (the “Forward Trust”), in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as of [ , 2009] and executed by the Kensington Trust on behalf of Acquired Fund and by the Forward Trust on behalf of Acquiring Fund.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Forward Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Kensington Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan referred to above.

Based upon the foregoing, it is our opinion that:

1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.	Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

4.	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

8.	The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

FORM OF OPINION

[     , 2009]

Board of Trustees

The Kensington Funds

Kensington Select Income Fund

4 Orinda Way, Suite 200C

Orinda, California 94563

Board of Trustees

Forward Funds

Forward Select Income Fund

433 California Street, 11th Floor

San Francisco, California 94104

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Kensington Select Income Fund (the “Acquired Fund”), a separate series of The Kensington Funds, a Delaware statutory trust (the “Kensington Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to the Forward Select Income Fund (the “Acquiring Fund”), a separate series of Forward Funds, a Delaware statutory trust (the “Forward Trust”), in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as of [ , 2009] and executed by the Kensington Trust on behalf of Acquired Fund and by the Forward Trust on behalf of Acquiring Fund.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Forward Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Kensington Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan referred to above.

Based upon the foregoing, it is our opinion that:

1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.	Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

4.	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

8.	The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

FORM OF OPINION

[     , 2009]

Board of Trustees

The Kensington Funds

Kensington Global Real Estate Fund

4 Orinda Way, Suite 200C

Orinda, California 94563

Board of Trustees

Forward Funds

Forward International Real Estate Fund

433 California Street, 11th Floor

San Francisco, California 94104

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Kensington Global Real Estate Fund (the “Acquired Fund”), a separate series of The Kensington Funds, a Delaware statutory trust (the “Kensington Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to the Forward International Real Estate Fund (the “Acquiring Fund”), a separate series of Forward Funds, a Delaware statutory trust (the “Forward Trust”), in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as of [ , 2009] and executed by the Kensington Trust on behalf of Acquired Fund and by the Forward Trust on behalf of Acquiring Fund.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Forward Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Kensington Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan referred to above.

Based upon the foregoing, it is our opinion that:

1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.	Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

4.	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

8.	The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,